AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                              1315 Cleveland Street
                            Clearwater, Florida 33755






January 29, 2002


To Our Stockholders:

     You are cordially invited to attend a special meeting of the stockholders of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation ("Company"), which will be held at 10:00 a.m., Eastern Time, on February 18, 2002, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 ("Special Meeting"). All holders of the Company's issued and outstanding common stock as of January 17, 2002, and holders of the Company's issued and outstanding preferred stock as of January 17, 2002, are entitled to vote at the Special Meeting. The purposes of the Special Meeting are to (i) approve the change of the Company's name to BEVsystems International, Inc. and (ii) approve
                                -------------------------------
a one-for-ten (1:10) reverse stock split of the Company's issued and outstanding common stock.

     The Company anticipates acquiring all of the issued and outstanding shares of common stock of BEVsystems International, Ltd., a Bermuda corporation ("BEVsystems"), pursuant to which BEVsystems shall become a wholly owned subsidiary of the Company. The one-for-ten (1:10) reverse stock split is a condition of the Company's acquisition of those shares of BEVsystems. The Company is authorized to issue 100,000,000 shares of common stock. Currently, the Company has issued and outstanding 79,991,535 shares of common stock. As a result, the Company does not have available for issuance to the BEVsystems shareholders enough shares of common stock. Therefore, the Company desires to effectuate the one-for-ten (1:10) reverse stock split, which, as a result, will cause the Company to have enough shares of its common stock to issue to the BEVsystems shareholders. The Company, therefore, has concluded that the one-for-ten (1:10) reverse stock split is necessary to effectuate the acquisition of those shares of BEVsystems.

     After the consummation of that one-for-ten (1:10) reverse stock split, each shareholder of the Company of record on January 17, 2002, shall receive, for every three shares of the Company's common stock held by that shareholder, one warrant to purchase a share of the Company's common stock at a purchase price of

$1.00 until January 31, 2005. The Company will be able to call (compel exercise of) those warrants if the average between the Bid price and the Ask price on the Over-The-Counter Bulletin Board electronic quotation service equals or exceeds $1.40 for 5 consecutive trading days.

     Management of the Company has determined that the acquisition of BEVsystems, as a wholly owned subsidiary, should increase the value of the Company and its revenues. Management of the Company believes that BEVsystems is a leader in the super-oxygenated beverage business, as BEVsystems has distribution in 33 countries. Additionally, BEVsystems has 25 patents issued in the United States and elsewhere relating to its proprietary technology.

     Management of the Company has determined that the acquisition of BEVsystems will increase the Company's distribution network and make available to the Company new products and packages. In fact, BEVsystems has commenced adding equipment to the Company's production facility in Clearwater, Florida, to satisfy the anticipated capacity requirements. After the consummation of the acquisition of those shares of BEVsystems, the Company will be managed by Jack Plunkett and present management of BEVsystems, which, in the opinion of management of the Company, are more than qualified to manage and operate the business of the Company.

     Enclosed is a copy of the Notice of Special Meeting of Stockholders, Proxy Statement, and Proxy. A current report regarding the business operations of the Company will be presented at the Special Meeting and the Company's stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the Special Meeting. Management of the Company encourages you to vote in favor of the reverse stock split and changing the name of the Company to BEVsystems International, Inc. Whether or not you expect to attend, it is important you complete, sign, date, and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Special Meeting.


                                            Sincerely,



                                            E. Douglas Cifers,
                                            Chairman of the Board of Directors

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                              1315 Cleveland Street
                            Clearwater, Florida 33755

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held on February 18, 2002


         NOTICE IS HEREBY given that a Special Meeting of stockholders of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation ("Company"), will be held at 10:00 a.m. Eastern Time, on February 18, 2002, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 ("Special Meeting") for the following purposes:

1.   To approve the change of the name of the Company from Aqua Clara Bottling &
                                                           ---------------------
     Distribution, Inc. to BEVsystems International, Inc.;
     ------------------    ------------------------------

2. To approve and adopt a one-for-ten (1:10) reverse stock split of the Company's issued and outstanding common stock; and

3. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on January 17, 2002, as the record date for the determination of the Company's stockholders entitled to notice of and to vote at the Special Meeting and all adjourned meetings thereof.


                                            By Order of the Board of Directors


Dated: January 29, 2002                     E. Douglas Cifers,
                                            Chairman of the Board of Directors


(begin boldface)
ALL STOCKHOLDERS OF THE COMPANY ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE PROPOSALS 1 AND 2.
(end boldface)


Please fill in, date, sign and return the enclosed Proxy in the return envelope furnished for that purpose as promptly as possible, whether or not you plan to attend the Special Meeting. If you later desire to revoke your Proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                              1315 Cleveland Street
                            Clearwater, Florida 33755


                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held February 18, 2002
                                VOTING AND PROXY


This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation ("Company"), to be voted at the Special Meeting of stockholders of the Company to be held at 10:00 a.m., Eastern Time, on February 18, 2002, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 ("Special Meeting") and at any adjournments thereof. When a Proxy is properly executed and returned, the shares of the Company's common stock or preferred stock that such Proxy represents will be voted in accordance with any directions specified therein. If no specification is indicated, those shares will be voted "FOR" (to approve) (i) changing the name of the Company to BEVsystems International, Inc.; (ii) a one-for-ten (1:10) reverse stock split of the issued and outstanding common stock of the Company; and (iii) such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

Generally, any stockholder giving a Proxy has the power to revoke that Proxy at any time before that Proxy is voted by (i) giving to the Secretary of the Company, or any other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, notice that the appointment was coupled with an interest and notice that such interest is extinguished, and
(ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority. Other notice of revocation may, in the discretion of the corporation, be deemed to include (a) the appearance at a shareholders' meeting of the shareholder who granted the proxy, and (b) his voting in person on any matter subject to vote at such meeting. The portion of the Company's bylaws which governs proxies is attached to this Proxy Statement as Exhibit A, and you should review it carefully before you sign a Proxy.

The approximate date on which this Proxy Statement and the Proxy will be first sent or given to the Company's stockholders is January 30, 2002. The solicitation of proxies will be by mail, except that further solicitation may be made in writing, by person, or by telephone contact with some of the Company's stockholders after the original mailing. Such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefor. No professional proxy solicitor has been engaged. All costs incurred in connection with the solicitation of proxies will be paid by the Company.


                       VOTING SECURITIES AND REQUIRED VOTE

The Board of Directors of the Company has fixed the close of business on January 17, 2002, as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Special Meeting. On January 17, 2002, the Company had outstanding 79,991,535 shares of no par value common stock of the Company entitled to vote, and 100 shares of no par value preferred stock of the Company (Series A Convertible Preferred Stock), which are entitled to vote as a separate class. Each issued and outstanding share of common stock of the Company and of preferred stock of the Company entitles the holder to one vote. The presence in person or by proxy of not less that one-third of the issued and outstanding shares of common stock of the Company and not less than one-third of the issued and outstanding shares of preferred stock of the Company is necessary to constitute a quorum at the meeting. Each proposal shall be approved if more common shares are voted, in person or by proxy, for that proposal than are voted against the proposal, and if more preferred shares are voted, in person or by proxy, for that proposal than are voted against that proposal. Each share of common stock of the Company and each share of preferred stock of the Company entitles the holder of record thereof to one vote, except in the election of directors, on any matter coming before the Special Meeting. Only stockholders of the Company of record at the close of business on the record date are entitled to notice of and to vote at the Special Meeting or at any adjournments thereof.

The matters to be considered and acted upon at the Special Meeting are referred to in the notice accompanying this Proxy Statement and are specified more completely below.


STOCKHOLDER APPROVAL TO CHANGE THE NAME OF THE COMPANY

(Proposal 1)

On or about January 15, 2002, the Company; BEVsystems International, Ltd., a Bermuda corporation ("BEVsystems"); and the shareholders of BEVsystems, entered into an Agreement for the Purchase and Sale of Stock ("Agreement"), pursuant to which BEVsystems will become a wholly owned subsidiary of the Company. The approval of the shareholders of the Company to change the name of the Company to

BEVsystems  International Inc., as soon as practicable after the consummation of
------------------------------
the transaction contemplated by the Agreement is one of the conditions precedent to consummation of that transaction. Management of the Company believes that it is in the best interest of the Company and its stockholders that the name of the Company be so changed.


STOCKHOLDER APPROVAL OF ONE-FOR-TEN (1:10) REVERSE STOCK SPLIT

(Proposal 2)

The completion of a one-for-ten (1:10) reverse stock split of the Company's common stock is also one of the conditions precedent to the consummation of the transaction contemplated by the Agreement. Management of the Company believes that it is in the best interests of the Company and its stockholders to consummate the transaction contemplated by the Agreement, by consolidating the issued and outstanding shares of the Company's common stock, by approving, authorizing and effectuating a one for ten (1:10) reverse stock split, pursuant to which every 10 shares of issued and outstanding common stock of the Company shall be exchanged for one share of the Company's common stock; provided, however, that, in lieu of fractional shares, the Company may pay the cash equivalent in value for such fractional shares, as determined by the Company's Board of Directors, in its sole discretion.


                                  OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be brought before the Special Meeting. If, however, other matters should properly come before the Special Meeting or any adjournment thereof, it is the intention of the person specified in the Proxy to vote such Proxy in accordance with his judgment on such matters.

                                    Exhibit A

                                     PROXIES


Section 8. Quorum and Manner of Acting.
---------------------------------------

     One-third of the votes entitled to be cast on a matter by a voting group represented in person or by proxy, shall constitute a quorum of that voting group for action on the matter. If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting. If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

Section 9. Proxies.
-------------------

     At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment of the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing. Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

     Revocation of a proxy does not affect the right of the corporation to accept the proxy's authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders' meeting of the shareholder who granted the proxy and his voting in person on any matter subject to vote at such meeting. The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

     The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who may grant the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment. Subject to Section 11 and any express limitation on the proxy's authority appearing on the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

Section 10. Voting of Shares.
-----------------------------

     Each outstanding share, regardless of the class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted by the Colorado Business Corporation Code. Cumulative voting shall not be permitted in the election of directors or for any other purpose. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

     At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

     Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

     Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

                                     PROXY

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                              1315 Cleveland Street
                            Clearwater, Florida 33755

(begin boldface)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AQUA CLARA BOTTLING & DISTRIBUTION, INC., A COLORADO CORPORATION ("COMPANY").
(end boldface)


This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the proposals indicated, and in accordance with the discretion of the proxy holder regarding any other business. All other proxies heretofore given by the undersigned in connection with the actions proposed herein are hereby expressly revoked. This Proxy may be revoked at any time before it is voted by written notice to the secretary of the Company, by issuance of a subsequent proxy or by voting at the Special Meeting in person.

INSTRUCTIONS. To vote in favor of a proposal, circle the phrase "FOR approval". To vote against a proposal, circle the phrase "AGAINST approval". To abstain from voting on a proposal, circle the phrase "ABSTAIN".

The undersigned stockholder of the Company hereby constitutes and appoints E. Douglas Cifers, with the power to appoint his substitute, as attorney and proxy, and hereby authorizes E. Douglas Cifers to appear, attend and vote all of the shares of common stock and preferred stock of the Company standing in the name of the undersigned on the record date at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m., Eastern Time, on February 18, 2002, at the Company's offices located at 1315 Cleveland Street Clearwater, Florida 33755, and at any adjournment thereof, upon the following:


1. To  approve a  proposal  to change  the name of the  Company  from Aqua Clara
                                                                      ----------
Bottling & Distribution, Inc. to BEVsystems International, Inc.
-----------------------------    ------------------------------

          FOR approval             AGAINST approval               ABSTAIN


2. To approve the proposal to authorize and effect a one-for-ten (1:10) reverse stock split of the Company's issued and outstanding common stock.

          FOR approval             AGAINST approval               ABSTAIN

3. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment thereof.

          FOR approval             AGAINST approval               ABSTAIN


Please mark, date, sign and return this Proxy promptly. When shares of the Company's common stock or preferred stock are held by joint tenants, both joint tenants should sign this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please specify your complete title as such. If shares of the Company's common stock or preferred stock are held by a corporation, please sign in full that corporation's name and execute this proxy by the President or other authorized officer of that corporation. If shares of the Company's common stock or preferred stock are held by a partnership, please execute this Proxy in that partnership's name by an authorized general partner or other authorized representative of that partnership.


Dated:
      ------------------       ---------------------------------------
                              (Signature of Shareholder)



                               ---------------------------------------
                              (Printed Name of Shareholder)

     PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE SPECIAL MEETING.
----



























                                       2